UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 21, 2016
Date of Report (Date of earliest event reported)

The Hershey Company
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-183	23-0691590
(Commission File Number)	(IRS Employer Identification No.)

100 Crystal A Drive, Hershey, Pennsylvania 17033
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (717) 534-4200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant's Certifying Accountant.

On April 21, 2016, The Hershey Company (the “Company”), upon the approval of the Audit Committee (the “Committee”) of the Board of Directors of the Company, notified KPMG, LLP (“KPMG”), the Company’s current independent registered public accounting firm, that it would be dismissed from that position effective upon the completion of KPMG’s audits of the Company’s consolidated financial statements for the fiscal year ending December 31, 2016 (and the effectiveness of internal control over financial reporting as of December 31, 2016), and the issuance of their report thereon. Upon completion of KPMG’s services, the Company will file an amendment to this Current Report on Form 8-K with the specific date of dismissal and an update to the disclosures required by Item 304(a) of Regulation S-K through that date. The decision to dismiss KPMG was made as part of a competitive bidding process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. That process remains ongoing, and the Committee has not yet appointed an independent registered public accounting firm to replace KPMG.

The audit reports of KPMG on the Company’s consolidated financial statements as of and for the years ended December 31, 2015 and 2014 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of KPMG on the effectiveness of internal control over financial reporting as of December 31, 2015 and 2014 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that KPMG’s report indicates that the Company did not maintain effective internal control over financial reporting as of December 31, 2015, because of the effect of a material weakness related to the Company’s accounting for cocoa derivative instruments. During the Company’s two most recent fiscal years ended December 31, 2015 and December 31, 2014, the subsequent interim reporting period ended April 3, 2016, and the interim period through April 27, 2016, there were no (1) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports; and (2) events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K, except for the material weakness as described in this paragraph.

The Company provided KPMG with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that KPMG furnish the Company with a letter addressed to the SEC stating whether or not KPMG agrees with the above statements. The letter from KPMG is filed with this Current Report on Form 8-K as exhibit 16.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description
	16.1	Letter from KPMG, LLP, dated April 27, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HERSHEY COMPANY

Date: April 27, 2016	By: /s/ Patricia A. Little
Patricia A. Little Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from KPMG, LLP, dated April 27, 2016